Trade and other receivables	12 Months Ended
Mar. 31, 2025
Trade and other receivables [abstract]
Trade and other receivables	19. Trade and other receivables

Trade and other receivables include amounts which are due from our customers for services we have provided, accrued income which has not yet been billed, prepayments, contract assets where certain milestones are required to be fulfilled and other receivables that are expected to be settled within 12 months.

Trade and other receivables are initially recognised at fair value, except for trade receivables that do not have a significant financing component which are measured at transaction price, and are subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts.

	2025	2024
	£m	£m
Trade receivables	3,050	2,501
Accrued income	1,083	885
Provision for impairment of receivables and accrued income	(578)	(559)
Trade receivables and accrued income, net	3,555	2,827
Prepayments	340	385
Contract assets	—	76
Other receivables	197	127
	4,092	3,415
Trade receivables are non-interest-bearing and generally have a term of up to 60 days. Due to their short maturities, the fair value of trade and other receivables approximates their carrying value. The maximum exposure of trade and other receivables to credit risk is the carrying amount reported on the balance sheet.
Provision for impairment of receivables
A provision for credit losses is recognised at an amount equal to the expected credit losses that will arise over the lifetime of the trade receivables and accrued income.

	2025	2024
	£m	£m
At 1 April	559	560
Exchange adjustments	(11)	(12)
Charge for the year, net of recoveries	200	179
Uncollectible amounts written off	(168)	(163)
Reclassification to held for sale (note 10)	(2)	(5)
At 31 March	578	559
The trade receivables balance, accrued income balance and provisions balance split by geography are as follows:

	As at 31 March 2025			As at 31 March 2024
	UK	US	Total	UK	US	Total
	£m	£m	£m	£m	£m	£m
Trade receivables	265	2,785	3,050	162	2,339	2,501
Accrued income	513	570	1,083	337	548	885
Provision for impairment of receivables and accrued income	(3)	(575)	(578)	(3)	(556)	(559)
	775	2,780	3,555	496	2,331	2,827
There are no retail customers in the UK businesses. A provision matrix is not used in the UK, as an assessment of expected losses on individual debtors is performed and the provision is not material.
In the US, £2,813 million (2024: £2,437 million) of the trade receivables and accrued income balance is attributable to retail customers. For non-
retail US customer receivables, a provision matrix is not used and expected losses are determined on individual debtors.
The provision for retail customer receivables in the US is calculated based on a series of provision matrices which are prepared by regulated entity and by customer type. The expected loss rates in each provision matrix are based on historical loss rates adjusted for current and forecast economic conditions at the balance sheet date. The inclusion of forward-looking information in the provision matrix-setting process under IFRS 9 results in loss rates that reflect expected future economic conditions and the recognition of an expected loss on all debtors even where no loss event has occurred.
In March 2020, the Group’s US distribution business temporarily ceased certain customer cash collection activities in response to regulatory instructions and to changes in state-, federal- and city-level regulations and guidance, and actions to minimise risk to the Group’s employees as a result of COVID-19. Customer termination activities also ceased in line with requests by relevant local authorities and this resulted in the recognition of additional expected credit losses, although cash collection and customer termination activities have subsequently resumed in both New England and New York.
19. Trade and other receivables continued
Provision for impairment of receivables continued
In calculating our provision for impairment of receivables at 31 March 2025, we incorporate actual cash collection levels experienced over a three-year period to determine the expected loss rates per category of outstanding receivable by operating company. These are benchmarked against provision matrices run on pre‑COVID-19 behaviour and data. Factored into our analysis are expected cash collections based on the collection activities in New England and New York, as well as the outlook for the wider macroeconomic environment. The resulting rates are summarised in the provision matrix shown below.
Based on our review, we recognised a charge of £200 million (2024: £176 million), which represents our best estimate based on the information available. We based our review on certain macroeconomic factors, including unemployment levels, inflation, average commodity rate changes and our experience regarding debtor recoverability.
The average expected loss rates and gross balances for the retail customer receivables in our US operations are set out below. Loss rates have increased across the majority of our ageing categories, primarily due to the impact of ongoing cash collection activities.

	2025		2024
	%	£m	%	£m
Accrued income	5	546	3	533
0 – 30 days past due	5	1,033	3	822
30 – 60 days past due	16	313	14	219
60 – 90 days past due	24	154	21	125
3 – 6 months past due	31	172	27	173
6 – 12 months past due	38	186	34	191
Over 12 months past due	53	409	73	374
		2,813		2,437
US retail customer receivables are not collateralised. Trade receivables are written off when regulatory requirements are met. Write-off policies vary between jurisdictions as they are aligned with the local regulatory requirements, which differ between regulators. There were no significant amounts written off during the period that were still subject to enforcement action. Our internal definition of default is aligned with that of the individual regulators in each jurisdiction.
For further information on our wholesale and retail credit risk, refer to note 32(a).